UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

Sundance Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36302	61-1949225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 700 Denver, CO 80265	(303) 543-5700
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Completion of Redomiciliation

On November 26, 2019 (the “Effective Date”), the redomiciliation (“Redomiciliation”) of Sundance Energy Australia Limited, a public company incorporated under the laws of the State of South Australia (“SEAL”) was completed in accordance with the Scheme Implementation Agreement, dated September 11, 2019, between SEAL and Sundance Energy Inc., a Delaware corporation (the “Company”).  As a result of the Redomiciliation, the location of incorporation of the ultimate parent company of the Sundance group of companies was changed from Australia to Delaware.

The Redomiciliation was effected pursuant to a statutory scheme of arrangement under Australian law (the “Scheme”), whereby on the Effective Date, all of the issued and outstanding ordinary shares of SEAL were exchanged for newly issued shares of common stock of the Company, on the basis of one share of the Company’s common stock for every 100 ordinary shares of SEAL issued and outstanding.  Holders of SEAL’s American Depository Shares (“ADSs”) (each of which represents 10 ordinary shares) received one share of the Company’s common stock for every 10 ADSs held.

The Company’s common stock issued in the Scheme was exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Prior to the Redomiciliation, SEAL’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its ADSs listed on the Nasdaq Global Market (“Nasdaq”).  SEAL’s ADSs were suspended from trading on Nasdaq prior to the start of trading on the Effective Date, and following the Effective Date will no longer trade on Nasdaq.

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Effective Date the Company is the successor issuer to SEAL, the Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.  The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Company’s common stock began trading on Nasdaq at the start of trading on the Effective Date under the symbol “SNDE”, the same symbol under which SEAL’s ADSs were traded on Nasdaq prior to the Effective Date. The CUSIP for the Company’s common stock is 86725N 102.  Nasdaq has filed a Form 25 with the SEC to remove SEAL’s  ADS listing on Nasdaq. SEAL expects to file a Form 15 with the Securities and Exchange Commission (“SEC”) to terminate the registration under the Exchange Act of SEAL’s ordinary shares, and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Redomiciliation, the Company has agreed to become a guarantor under SEAL’s syndicated reserve-based revolver with Natixis, New York Branch, as administrative agent, and SEAL’s second lien term loan with Morgan Stanley Energy Capital, as administrative agent.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01.

Item 3.02 Unregistered Sale of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under the Explanatory Note, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information included under the Explanatory Note and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Directors and Executive Officers

The directors of SEAL prior to the completion of the Redomiciliation are the same directors of the Company.  As of the Effective Date, the committees of the board of directors of the Company were constituted as follows:

Audit Committee: Thomas L. Mitchell (Chairman), Judith D. Buie, Damien A. Hannes, Neville W. Martin and Michael D. Hannell

Corporate Governance and Nominating Committee: Damien A. Hannes (Chairman), Michael D. Hannell, H. Weldon Holcombe, and Thomas L. Mitchell

Compensation Committee: Damien A. Hannes (Chairman), Michael D. Hannell, H. Weldon Holcombe, and Thomas L. Mitchell

Reserves Committee: H. Weldon Holcombe (Chairman), Judith D. Buie, Michael D. Hannell and Neville W. Martin

Eric. P. McCrady will serve as chief executive officer of the Company, and Cathy L. Anderson will serve as chief financial officer of the Company.  Mr. McCrady and Ms. Anderson served in these same roles at SEAL prior to the Redomiciliation.

Biographical information with respect to the above directors and executive officers of the Company can be found under Item 6A of the Annual Report on Form 20-F filed by SEAL with the SEC on April 30, 2019, and is incorporated by reference to this Item 5.02.

Indemnification Agreements

On the Effective Date, the Company entered into indemnification agreements with each of the directors and executive officers of the Company. These agreements provide for the indemnification by the Company of these persons against certain liabilities that may arise by reason of his or her status or service as a director or officer or in such other capacity and to advance expenses incurred as a result of certain proceedings, to the fullest extent provided by law.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Restricted Share Units

On the Effective Date, and pursuant to the Scheme, the Company assumed SEAL’s obligations with respect to the settlement of restricted share units awards (“RSUs”) that were granted by SEAL prior to the Effective Date pursuant to SEAL’s Long Term Incentive Plan, as amended (the “RSU Plan”), which provided for grants of RSUs to SEAL’s U.S. based employees.  Accordingly, the RSUs will be settled in shares of common stock of the Company rather than ordinary shares of SEAL.  Other than as described above, the terms of the RSU Plan and the RSUs remain unchanged.

Following the Effective Date, no new awards or grants will be made under the RSU Plan.  The Company intends to present a new equity incentive plan to stockholders for approval at the Company’s next annual meeting of stockholders.

The foregoing description of the RSU Plan is qualified in its entirety by reference to the text of such RSU Plan filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the Company’s board of directors approved the Company’s certificate of incorporation (“Certificate”) and bylaws (the “Bylaws”).  The summary of the material terms of the Certificate and

Bylaws is included under the heading “Description of Common Stock” in Item 8.01 of this Current Report on Form 8-K and incorporated by reference to this Item 5.03.

The foregoing description of the Certificate and Bylaws is qualified in its entirety by reference to the full text of the Certificate and Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference to this Item 5.03.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On the Effective Date, the Company adopted a Code of Ethics and Business Conduct (the “Code”), which applies to all directors, officers and employees of the Company and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on the Company’s website at www.sundanceenergy.net.

Item 8.01 Other Events.

Press Release

On November 26, 2019, the Company issued a press release announcing the completion of the Redomiciliation and other information related thereto. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference to this Item 8.01.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Effective Date the Company is the successor issuer to SEAL, the Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.  The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

DESCRIPTION OF COMMON STOCK

The following description of the Company’s common stock is a summary. This summary is subject to the General Corporation Law of the State of Delaware (the “DGCL”) and the complete text of the Certificate and Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference to this Item 8.01.

General

The Certificate authorizes the issuance of up to 100,000,000 shares of common stock, $0.001 par value per share.  On the Effective Date, all of the issued and outstanding ordinary shares of SEAL were exchanged for newly issued shares of common stock of the Company, on the basis of one share of the Company’s common stock for every 100 ordinary shares issued and outstanding.

Voting Rights

Each holder of common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. The Company’s stockholders do not have cumulative voting rights in the election of directors. Accordingly, in an uncontested election, holders of a majority of the voting shares are able to elect all of the directors.

Dividends

Subject to preferences that may be applicable to any then outstanding preferred stock, holders of the Company’s common stock are entitled to receive dividends, if any, as may be declared from time to time by the

Company’s board of directors out of legally available funds.  Dividends may be paid in cash, in property or in shares of common stock.  Declaration and payment of any dividend will be subject to the discretion of the board of directors. The time and amount of dividends will be dependent upon the Company’s financial condition, operations, cash requirements and availability, debt repayment obligations, capital expenditure needs, restrictions in the Company’s debt instruments, industry trends, the provisions of Delaware law affecting the payment of distributions to stockholders and any other factors the Board may consider relevant.

Liquidation

In the event of the Company’s liquidation, dissolution or winding up, holders of the Company’s common stock are entitled to share rateably in the net assets legally available for distribution to stockholders after the payment of all of the Company’s debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences

Holders of the Company’s common stock have no pre-emptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to the Company’s common stock. The rights, preferences and privileges of the holders of the Company’s common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that the Company may designate in the future.

Fully Paid and Nonassessable

All outstanding shares of the Company’s common stock are fully paid and non-assessable.

Annual Stockholder Meetings

The Certificate and Bylaws provide that annual stockholder meetings will be held at a date, place (if any) and time, as exclusively selected by the board of directors. To the extent permitted under applicable law, the Company may but is not obligated to conduct meetings by remote communications, including by webcast.

Anti-Takeover Effects of Provisions of the Certificate and Bylaws and DGCL

Some provisions of the DGCL, the Certificate and Bylaws could make the following transactions difficult: (i) acquisition of the Company by means of a tender offer; (ii) acquisition of the Company by means of a proxy contest or otherwise; or (iii) removal of incumbent officers and directors of the Company. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the best interests of the Company, including transactions that might result in a premium over the market price for the Company’s common stock.

These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Board.

Delaware Anti-Takeover Statute

The Company is subject to Section 203 of the DGCL, which prohibits persons deemed “interested stockholders” from engaging in a “business combination” with a publicly-held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock, and a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, such as discouraging takeover attempts that might result in a premium over the market price of the Company’s common stock.

Special Stockholder Meetings

The Bylaws provide that a special meeting of stockholders (i) may be called by the board of directors, the chair of the board of directors or the Chief Executive Officer at such time and for such purpose as the person calling such meeting shall see fit, and (ii) shall be called by the Chief Executive Officer at the request in writing of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote, provided such request states the purpose or purposes of the proposed meeting.

Requirements for Advance Notification of Stockholder Nominations and Proposals

The Bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors.

Composition of the Board of Directors; Election and Removal of Directors; Filling Vacancies

The Company’s board of directors consists of not less than four directors. In any uncontested elections of directors, a director nominee for the board of directors of the Company will be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote at a meeting of the stockholders for the election of directors at which a quorum is present, voting together as a single class.

An incumbent director who is nominated for an uncontested election and fails to receive a majority of the votes present and voting for such director’s re-election would be required to tender his or her resignation to the board of directors. If the resignation is accepted, the board of directors will determine a date on which such resignation will take effect within 90 days of the date of such decision and make the effective date of such resignation public by means of a current report on Form 8-K filed with the SEC within four business days thereof. If the resignation is not accepted, upon a unanimous vote, the board of directors will decline to accept such resignation and, not later than four business days thereof, make public, together with a discussion of the analysis used in reaching the conclusion, the specific reasons that the board of directors chose not to accept the resignation and that the board’s decision was in the best interest of the Company and its stockholders. In a contested election, a plurality voting standard will apply to director elections. The directors of the Company are elected until the expiration of the term for which they are elected and until their respective successors are duly elected and qualified.

The directors of the Company may be removed by the affirmative vote of at least a majority of the holders of the Company’s then-outstanding common stock. Furthermore, any vacancy on the Company’s board of directors, however occurring, including a vacancy resulting from an increase in the size of the board, may be filled only by a majority vote of the board of directors then in office, even if less than a quorum, or by the sole remaining director.

Choice of Forum

The Bylaws provide that, unless an alternative forum is selected, the Court of Chancery of the State of Delaware will be the exclusive forum for: (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a breach of fiduciary duty; (iii) any action asserting a claim against us arising pursuant to the DGCL, the Certificate or the Bylaws; or (iv) any action asserting a claim against the Company that is governed by the internal affairs doctrine of the State of Delaware. Although the Certificate contains the choice of forum provision described above, it is possible that a court could find that such a provision is inapplicable for a particular claim or action or that such provision is unenforceable.

Amendment of the Certificate and Bylaws

The Certificate may be amended in any manner permitted under the DGCL and the Bylaws may be amended by the holders of at least 66 2/3% of the voting power of the then outstanding voting stock.

Limitations of Liability and Indemnification Matters

Each of the Certificate and Bylaws provide that the Company is required to indemnify its directors and officers to the fullest extent permitted by Delaware law. The Bylaws also obligates the Company to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding upon delivery to the Company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision, from which there is no further right to appeal, that such indemnitee is not entitled to be indemnified for such expenses.

The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Transfer Agent and Registrar

The transfer agent and registrar for Company’s common stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 250 Royall St., Canton, Massachusetts 02021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Scheme Implementation Agreement (incorporated by reference to Exhibit 99.2 of the Current Report on Form 6-K of Sundance Energy Australia Limited (File No. 001-36302) furnished on September 11, 2019)

3.1*	Certificate of Incorporation of Sundance Energy Inc., dated September 5, 2019

3.2*	Bylaws of Sundance Energy Inc., dated September 5, 2019

4.1*	Form of common stock certificate of Sundance Energy Inc.

10.1*	Form of Indemnification Agreement

10.2*	Sundance Energy Australia Limited Long Term Incentive Plan

14.1*	Code of Ethics and Business Conduct

99.1*	Press release, dated November 26, 2019

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 26, 2019

SUNDANCE ENERGY INC.

By:	/s/ Eric P. McCrady
Name:	Eric P. McCrady
Title:	Chief Executive Officer